A&Q Technology Fund LLC

Schedule of Portfolio Investments

(Unaudited)

March 31, 2021

Investment Fund (a)	Geographic Focus	Cost	Fair Value	% of Members’ Capital	Initial Acquisition Date	Redemption Frequency (b)	Redemption Notice Period (c)	First Available Redemption Date		Dollar Amount of Fair Value for First Available Redemption
Equity Hedged

Alta Park Fund Onshore, LP	US/Canada	$16,000,000	$21,054,037	10.45%	7/1/2019	Quarterly	45 days	3/31/2021	(d)	$17,746,602

Avidity Capital Fund L.P.	US/Canada	13,000,000	14,056,689	6.98	4/1/2020	Quarterly	60 days	3/31/2021	(e)	$4,358,786

Biomedical Value Fund, L.P.	US/Canada	12,145,756	14,895,349	7.39	3/1/2019	Quarterly	120 days	3/31/2021		$14,895,349

G2 Investment Partners QP, L.P.	US/Canada	8,379,322	19,613,229	9.74	5/1/2014	Monthly	60 days	3/31/2021	(f)	$9,806,615

Jericho Capital Partners L.P.	US/Canada	5,849,829	19,913,636	9.89	5/1/2011	Quarterly	60 days	3/31/2021		$19,913,636

KCL Capital Fund L.P.	Global	15,138,882	17,196,897	8.54	11/1/2018	Quarterly	65 days	3/31/2021		$17,196,897

Light Street Argon, L.P.	Global	14,000,000	16,248,024	8.07	7/1/2019	Quarterly	45 days	3/31/2021		$16,248,024

Perceptive Life Sciences Qualified Fund, L.P.	US/Canada	2,659,400	16,033,136	7.96	1/1/2013	Quarterly	45 days	3/31/2021		$16,033,136

Visium Balanced Fund, L.P.	US/Canada	49,735	70,386	0.03	1/1/2010	N/A	N/A	N/A	(g)	N/A

Vista Public Strategies Onshore Fund, L.P.	Global	10,626,284	16,838,164	8.36	8/1/2017	Quarterly	60 days	3/31/2021		$16,838,164

Woodline Fund LP	Global	20,350,000	24,638,827	12.23	8/1/2019	Quarterly	60 days	3/31/2021	(h),(i)	$5,548,550

Equity Hedged Subtotal		118,199,208	180,558,374	89.64

Total		$118,199,208	$180,558,374	89.64%

(a)	Each Investment Fund noted within the Schedule of Portfolio Investments is non-income producing.
(b)

Available frequency of redemptions after the initial lock-up period, if any. Different tranches may have varying liquidity terms. (c) Unless otherwise noted, the redemption notice periods are shown in calendar days.

(d)

A portion of this holding ($3,307,435) is under lock-up and is not redeemable without paying a fee. (e) A portion of this holding ($9,697,903) is under lock-up and is not redeemable without paying a fee.

(f)	The Investment Fund is subject to an investor level gate of 50% during any 90-day period, without a penalty.
(g)

The Investment Fund is in liquidation. In addition to any redemption proceeds that may have already been received, the Fund will continue to receive proceeds periodically as the Investment Fund liquidates its underlying investments.

(h)	A portion of the Investment Fund is subject to an investor level gate of 25%.
(i)	A portion of this holding ($2,444,627) is under lock-up and is not redeemable without paying a fee.

Complete information about the Investment Funds’ underlying investments is not readily available.

The Fund’s valuation procedures require evaluation of all relevant factors available at the time the Fund values its portfolio. These relevant factors include the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity.

A&Q Technology Fund LLC

Schedule of Portfolio Investments (continued)

(Unaudited)

March 31, 2021

Portfolio Valuation

Net asset value of the Fund is determined by the Fund’s administrator, under the oversight of the Adviser, as of the close of business at the end of any fiscal period in accordance with the valuation principles or as may be determined from time to time pursuant to policies established by the Board of Directors.

The investments within the scope of ASC 820, for which fair value is measured using net asset value as a practical expedient, should not be categorized within the fair value hierarchy. The total fair value of the investments in Investment Funds valued using net asset value as a practical expedient is $180,558,374. Additional disclosures, including liquidity terms and conditions of the underlying investments, are included in the Schedule of Portfolio Investments.

The Investment Funds in the equity hedged strategy (total fair value of $180,558,374) generally utilize fundamental analysis to invest in publicly traded equities through both long and short positions seeking to capture perceived security mispricing. Portfolio construction is driven primarily by bottom-up fundamental research; top-down analysis may also be applied. As of March 31, 2021, the Investment Funds in the equity hedged strategy had $57,257,394, representing 32% of the value of the investments in this category, subject to an investor level gate or lock-ups. Included in this amount is $15,449,965, representing 9% of the value of the investments in this category, that cannot be redeemed in full because the investment includes restrictions that do not allow for redemptions in the first 12 months after acquisition. The remaining restriction period for these investments ranges from 1-9 months at March 31, 2021. An investment representing less than 1% of the value of investments in this category is in liquidation; therefore, the redemption notice period is no longer effective for this investment and the liquidation of assets is uncertain.

Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents. The Fund had no unfunded capital commitments as of March 31, 2021.

Please refer to the December 31, 2020 financial statements for full disclosure on the Fund’s portfolio valuation methodology.